UNIVERSAL SECURITY INSTRUMENTS, INC.
                         NON-QUALIFIED STOCK OPTION PLAN
                         -------------------------------


         1. Purpose - The purpose of this Plan is to further the interests of UNIVERSAL SECURITY INSTRUMENTS, INC. (hereinafter called the "Company") by providing incentives for employees, officers and directors of the Company and its subsidiaries, who may be designated for participation therein and to provide additional means of attracting and retaining competent personnel.

         2. Administration - The Plan shall be administered by a committee consisting of the Board of Directors of the Company or such lesser number of such Board (but not less than three persons) as is designated by the Board. Such committee shall hereinafter be referred to as the "Non-Qualified Stock Option Committee" or the "Committee". Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and to any options granted thereunder, and to make al other determinations necessary or advisable for the administration of the Plan.

         3. Participants and Allotments - The Committee shall determine and designate from time to time those employees and directors of the Company to whom options are to be granted and who thereby become participants in the Plan. The Committee shall allot to such participants options to purchase shares in such amounts as the Committee shall from time to time determine. Employees, officers and directors of the Company or its subsidiaries shall be eligible to participate in the Plan. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or a member of his immediate family or solely to any of his rights or benefits (or rights or benefits of a member of his immediate family) under the Plan. Participation in the Plan shall not confer any right of continuation of service as an employee, officer or a director of the Company or its subsidiary.

         4. Shares Subject to the Plan - Under this Plan, the Committee may from time to time grant options to employees, officers and directors of the Company and its subsidiaries, entitling the holders thereof to purchase shares of the Company's authorized and unissued common stock, par value $.01 per share (the "Common Stock"), or shares of the Company's treasury Common Stock, or a combination of both, up to an aggregate of 493,750 shares of Common Stock. Notwithstanding anything herein to the contrary, no member of the Committee shall be eligible to vote on the granting of any option under the Plan if the option is to be granted to such member of the Committee or to a member of his immediate family. If any option granted under the Plan shall terminate or expire unexercised, in whole or in part, the shares so released from option may be made the subject of additional options granted under the Plan. The Company shall reserve and keep available such number of shares of stock as will satisfy the requirements of all outstanding options granted under the Plan. In the event there is any change in the Company's shares of Common Stock, as by stock splits, reverse stock splits, stock dividends or recapitalization, the number of shares available for option and the shares subject to option shall be appropriately adjusted by the Committee.

         5. Option Price - The option price or prices shall be as established by the Committee when such option is granted on the date or dates the options are granted. In the event there is any change in the Company's shares as by stock splits, reverse stock splits, stock dividends or recapitalization, the purchase price of shares subject to option shall be appropriately adjusted by the Committee.

         6. Other Provisions - Each option shall be subject to all provisions of this Plan and to the following terms and conditions:

         (a) Options will be granted under the Plan which will be exercisable for a period of five years from the date of grant. The Committee may in its discretion impose additional restrictions as to the time of exercise and/or number of shares that may be purchased upon any exercise of options.

         (b) No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution and shall be exercisable during his lifetime only by the optionee.

         (c) All unexercised option swill terminate, be forfeited and will lapse immediately if (i) the optionee's employment with the Company or its subsidiaries is terminated because the optionee is discharged for dishonesty, commission of a felony or the intentional committing of an act which has a material adverse effect or impact upon the Company or its subsidiaries, such as his disclosing Company confidential information or trade secrets to an unauthorized person or persons, or (ii) the optionee agrees to accept employment with a competitor of the Company or its subsidiaries without the consent of the Company.

         (d) If the optionee's employment with the Company or its subsidiaries is terminated for any reason other than as set forth in subparagraph (c) above, or if the optionee ceases to be a director of the Company or its subsidiaries, the Optionee may exercise, subject to the provisions of subparagraph (a) and (c) above, any option which has accrued hereunder as of the date his employment with the Company or its subsidiaries terminated or as of the date he ceases to be a director (as may be the case) for a period of ninety (90) days after the date of the termination of his employment with, or his termination as a director of, the Company or its subsidiaries; provided, however, that if the optionee's employment (or being a director, as may be the case) with the Company or its subsidiaries is terminated by reason of his death, the optionee's personal representatives, estate or heirs (as the case may be) may exercise, subject to the provisions of subparagraph (a) above, any option which has accrued hereunder as of the date of the optionee's death for a period of one hundred eighty (180) days after the date of the optionee's death.

         (e) Except as otherwise provided in subparagraph (d) above, all unexercised options will terminate, be forfeited and will lapse upon the termination of the optionee's employment with the Company or its subsidiaries (or upon the termination of his being a director of the Company or its subsidiaries, as the case may be).

         7. Exercise of Options - To exercise the option, the optionee or his successor shall give written notice to the Company's Chief Financial Officer at the Company's principal office in Baltimore, Maryland, accompanied by full payment for the shares being purchased and a written statement that the shares are purchased for investment and not with a view to distribution. However, this statement will not be required in the event the shares subject to the option are registered with the Securities and Exchange Commission. If the option is exercised by the successor of the optionee, following his death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise the option.

         Shares of stock issued pursuant to this Plan which have not been registered with the Securities and Exchange Commission shall bear the following legend:

                           "The shares  represented by this certificate have not
                  been registered under the Securities Act of 1933 and may be offered or sold only if registered under the provisions of that Act or if an exemption from registration is available.

The Company shall not be required to transfer or deliver any certificate or certificates for shares purchased upon any such exercise of said option: (a) until after compliance with all then applicable requirements of law; and (b) prior to admission of such shares to listing on any stock exchange on which the stock may then be listed. In no event shall the Company be required to issue fractional shares to the employee, officer or director.

         8. Registration - If the Company shall be advised by its counsel that shares of stock deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Company may effect registration or obtain consent, and delivery of shares by the Company may be deferred until registration is effected or consent obtained. However, the Company reserves the right to revoke the option if it determines that, in the best interest of the Company, the shares should not be registered or that consent should not be obtained.

         9. Issuance of Stock - No stock will be issued until full payment for such stock has been made. The Optionee shall have no rights as a shareholder with respect to optioned shares until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Paragraphs 4 and 5.

         10. Amendments and Termination - The Board of Directors may amend, suspend, discontinue or terminate the Plan, but no such action may, without the consent of the holder of any option granted hereunder, alter or impair such option, except as provided in Paragraphs 4 and 5.

         11. Option Agreement - The granting of an option shall take place only when a written option agreement substantially in the form of the Option Agreement which is attached hereto and marked Exhibit I is executed by or on behalf of the Company and the employee, officer or director to whom the option is granted and such executed agreement is delivered to the Company.

         12. Period of Plan - The Plan, which initially became effective on April 5, 1978, has been extended by the Board of Directors and will continue in effect until and will expire on March 31, 2003.

                                    Exhibit I

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         THIS  AGREEMENT,  Made as of this ____ day of __________,  20__, by and
between   UNIVERSAL   SECURITY   INSTRUMENTS,   INC.,  a  Maryland   corporation
(hereinafter called the "Company"), and (hereinafter called the "Optionee").

         WHEREAS, the Board of Directors of the Company considers it desirable and in the company's best interest that the Optionee be given an opportunity to purchase shares of its Common Stock to provide an incentive for the Optionee and to promote the success of the Company.

         NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

         1. Grant of Option.  The Company  hereby  grants to optionee the right,
privilege   and   option  to   purchase   from  the   Company _________________
(__________) shares of the Common Stock of the Company at a purchase price of _____________________________ ($__________) per share in the manner and subject to the conditions hereinafter provided.

         2. Period of Exercise of Option.

         (a) The option will be exercisable for a period of years from the date of grant, except as provided in subparagraphs (b), (c) and (d) below, in accordance with the following schedule:

                           [INSERT EXERCISE SCHEDULE]

         (b) All unexercised options will terminate, be forfeited and will lapse immediately if (i) the Optionee's employment with the Company or its subsidiary is terminated because the Optionee is discharged for dishonesty, commission of a felony or the intentional committing of an act which has a material adverse effect or impact upon the Company or its subsidiary, such as his disclosing Company confidential information or trade secrets to an unauthorized person or persons, or (ii) the Optionee accepts employment with a competitor of the Company or its subsidiary, without the consent of the Company.

         (c) If the Optionee's employment with the Company or its subsidiary is terminated for any reason other than as set forth in subparagraph (b) above, the Optionee may exercise, subject to the provisions of subparagraphs (a) and (b) above, any option which has accrued hereunder as of the date of his employment with the Company or its subsidiary terminated for a period of ninety (90) days after the date of the termination of his employment with the Company or its subsidiary; provided, however, that if the Optionee's employment with the Company or its subsidiary is terminated by reason of his death, the Optionee's personal representatives, estate or heirs (as the case may be) may exercise, subject to the provisions of subparagraph (a) above, any option which has accrued hereunder as of the date of the Optionee's death for a period of one hundred eighty (180) days after the date of the Optionee's death.

         (d) Except as otherwise provided in subparagraph (c) above, all unexercised options will terminate, be forfeited and will lapse upon the termination of the Optionee's employment with the Company or its subsidiary.

         3. Method of Exercise. In order to exercise the option the holder thereof must give written notice to the Chief Financial Officer of the Company at Baltimore, Maryland, accompanies by full payment of the shares being purchased and a written statement that the shares are purchased for investment and not with a view to distribution. If the option is exercised by the successor of the Optionee following his death, proof shall be submitted of the right of the successor to exercise the option. shares of stock issued pursuant to this Plan which have not been registered with the Securities and Exchange Commission shall bear the following legend:

                           "The shares represented by this Certificate have not
                  been registered under the Securities Act of 1933 and may be offered or sole only if registered under the provisions of that Act or if an exemption from registration is available."

         The Company shall not be required to transfer or deliver any certificate or certificates for shares purchased upon any such exercise of said option: (a) until after compliance with all then applicable requirements of law; and (b) prior to admission of such shares to listing on any stock exchange on which the stock may then be listed. In no event shall the Company be required to issue fractional shares to the Optionee.

         4. Limitation upon Transfer. Except as otherwise provided in paragraph 2 hereof, the option and all rights granted hereunder shall not be transferred by the Optionee, other than by will or by the laws of descent and distribution, and may not be assigned, pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer the options, other than by will or by the laws of descent and distribution, or to assign, pledge, hypothecate or otherwise dispose of such option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void.

         5. Stock Adjustment. In the event there is any change in the number of issued shares of the Company by reason of stock splits, reverse stock splits, stock dividends, recapitalizations or other transactions, the number of shares remaining subject to the option and the option price per share shall e proportionately adjusted.

         6.   Corporate   Reorganization.   If  there   shall  be  any   capital
reorganization or consolidation or merger of the Company with another corporation or corporations, or any sale of all or substantially all of the Company's properties and assets to any other corporation or corporations, the Company shall take such action as may be necessary to enable Optionee to receive upon any subsequent exercise of such option, in whole or in part, in lieu of shares of Common Stock, securities or other assets as were issuable or payable upon such reorganization, consolidation, merger or sale in respect of, or in exchange for such shares of Common Stock.

         7. Rights of Stockholder. Neither Optionee, his legal representatives, nor any other person entitled to exercise such option shall have any rights or be a stockholder in the Company in respect of the shares issuable upon exercise of the option granted hereunder, unless and until certificates representing such shares shall have been delivered pursuant to the terms hereof.

         8. Stock Reserved. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the terms of this Agreement.

         9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company.

         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed the day and year first above written.

ATTEST:                                     UNIVERSAL SECURITY INSTRUMENTS, INC.
                                                     (Company)


                                            By:                           (SEAL)
-----------------------------------------       --------------------------

WITNESS:                                    (Optionee)


                                            By:                           (SEAL)
-----------------------------------------       --------------------------